Summary of Components of Net Unrealized Gains and Losses (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Summarizes components of net unrealized gains and losses on available-for-sale securities
Net unrealized gains on available-for-sale securities, before adjustments and taxes	[1]	$ 1,174	$ 588
Adjustment to DAC		(191)	(33)
Adjustment to future policy benefits and claims		(68)	(16)
Adjustment to policyholder dividend obligations		(74)	(67)
Deferred federal income tax expense		(288)	(156)
Net unrealized gains on available-for-sale securities		$ 553	$ 316

[1]	Includes net unrealized gains (losses) of $1 million and ($20) million as of December 31, 2016 and 2015, respectively, related to the non-credit portion of other-than-temporarily impaired securities.